UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2022 (January 4, 2022)

Arena Pharmaceuticals, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	000-31161	23-2908305
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136 Heber Avenue, Suite 204
Park City, UT 84060

(858) 453-7200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ARNA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Supplemental Disclosures to the Proxy Statement

As previously disclosed on December 13, 2021, Arena Pharmaceuticals, Inc., a Delaware corporation (the “Company” or “Arena”) Pfizer Inc., a Delaware corporation (“Pfizer”), and Antioch Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Pfizer (“Merger Sub”) entered into an Agreement and Plan of Merger, dated as of December 12, 2021 (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Pfizer (the “Merger”).

In connection with the Merger, on January 4, 2022, Arena and Pfizer made the necessary filings required to be made under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

Since the announcement of the Merger, three (3) civil actions were filed challenging the adequacy of certain public disclosures made by the Company concerning the Company’s proposed transaction with Pfizer. On January 4, 2022, Elaine Wang, a purported stockholder of the Company, commenced an action in the United States District Court for the Southern District of New York, captioned Elaine Wang v. Arena Pharmaceuticals, Inc., et al., Case No. 1:21-cv-0047, against the Company and current members of its board of directors (the “Wang Complaint”). On January 6, 2022, Alex Ciccotelli, a purported stockholder of the Company, commenced an action in the United States District Court for the Southern District of New York, captioned Alex Ciccotelli v. Arena Pharmaceuticals, Inc., et al., Case No. 1:22-cv-00144, against the Company and current members of its board of directors (the “Ciccotelli Complaint,” collectively with the Wang Complaint, the “Complaints”). The Complaints assert claims under Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 (“Exchange Act”) and seek, among other things, an injunction preventing consummation of the proposed transaction with Pfizer, rescission of the proposed transaction or rescissory damages in the event it is consummated, declaratory relief that defendants violated the Exchange Act and requiring defendants to issue a proxy statement that includes the allegedly omitted information, an accounting by the defendants for all damages caused to the plaintiffs, and the award of attorneys’ fees and expenses. On January 5, 2022, Herbert Silverberg, a purported stockholder of the Company, commenced a putative class action in the Court of Chancery of the State of Delaware, captioned Herbert Silverberg v. Amit D. Munshi, et al., C.A. No. 2022-0018-PAF, against the Company and current members of its board of directors, and contemporaneously filed motions to expedite discovery and for preliminary injunction (collectively, the “Silverberg Action”).  The Silverberg Action asserts a claim for breach of fiduciary duty and seeks, among other things, an injunction preventing consummation of the proposed transaction with Pfizer, rescission of the proposed transaction or damages in the event it is consummated, and the award of attorneys’ fees and expenses. Defendants believe the claims asserted in the Complaints and Silverberg Action are without merit, deny any wrongdoing in connection with the proposed transaction with Pfizer or the disclosures related thereto, and intend to vigorously defend against the claims.

Additional Information and Where to Find It

In connection with the Merger, Arena filed with the SEC a definitive proxy statement on Schedule 14A (the “Proxy Statement”) on January 3, 2022, and the Proxy Statement was first sent to stockholders of Arena on or about January 3, 2022. Arena may file other documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, STOCKHOLDERS AND SECURITYHOLDERS OF ARENA ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT ARENA HAS FILED WITH THE SEC OR THAT ARE INCORPORATED BY REFERENCE THEREIN BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Stockholders of Arena are able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Arena and the proposed transaction, without charge, at the SEC’s website (http://www.sec.gov). Copies of the Proxy Statement and the filings with the SEC that are incorporated by reference therein can also be obtained, without charge, by contacting Arena Investor Relations at (858) 453-7200, or on Arena’s website at https://invest.arenapharm.com and clicking on the link titled “Investors” to access Arena’s “SEC Filings.”

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No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Arena and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Arena’s directors and executive officers in the proposed transaction will be included in the proxy statement described above. These documents are available free of charge at the SEC’s web site at www.sec.gov and by going to Arena’s website at https://invest.arenapharm.com.

Cautionary Statement Regarding Forward Looking Statements

This communication and any documents referred to in this communication contain certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Pfizer and Arena, including, but not limited to, statements regarding the expected benefits of the proposed transaction and the anticipated timing of the proposed transaction, strategies, objectives and the products and markets of each company. These forward-looking statements generally are identified by the words “believe,” “predict,” “target,” “contemplate,” “potential,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “could,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the stockholders of Arena and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Arena’s business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of Arena or Pfizer and potential difficulties in Arena employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Arena’s ongoing business operations, and (vii) the outcome of any legal proceedings that may be instituted against Pfizer or against Arena related to the Merger Agreement or the proposed transaction. The risks and uncertainties may be amplified by the COVID-19 pandemic (and related variants), which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic (and related variants) impacts Arena’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Pfizer and Arena described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Arena assumes no obligation to, and does not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. Arena gives no assurance that it will achieve its expectations.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARENA PHARMACEUTICALS, INC.

	By:	/s/ Amit D. Munshi
	Name:	Amit D. Munshi
	Title:	President and Chief Executive Officer

Dated: January 7, 2022

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